EXHIBIT 10.2

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of November ☐, 2016, by and among Midwest Energy Emissions Corp., a Delaware corporation, with its principal offices located at 670 D Enterprise Drive, Lewis Center, Ohio 43035 (the “Company”), and the investors identified in their respective “Investor Signature Page” attached hereto (together with the Company, the “Parties”).

RECITALS

WHEREAS, in connection with the Stock Purchase Agreement of even date by and among the Company and the investors identified in their respective “Buyer Signature Page” attached thereto herewith (the “Stock Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions of the Stock Purchase Agreement, to issue and sell to each investor identified in their respective “Buyer Signature Page” attached thereto shares (“Common Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”);

WHEREAS, in accordance with the terms of the Stock Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 Act”).

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree as follows:

1. Definitions.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Stock Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

(a) “Business Day” means any day other than Saturday, Sunday, Federal holiday or any other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

(b) “Closing Date” shall have the meaning set forth in the Stock Purchase Agreement.

(c) “Effective Date” means the date on which a Registration Statement, through which Registrable Shares shall be registered, has been declared effective by the SEC.

(d) “Effectiveness Deadline” means (i) in the event that the Registration Statement is not subject to review by the Staff, the earlier of (x) sixty (60) days after the Closing Date, and (y) five (5) Trading Days following the date on which the Staff notifies the Company that the Registration Statement is not subject to review, (ii) in the event that the Registration Statement is subject to review by the Staff, (x) one hundred twenty (120) days after the Closing Date, and (y) five (5) Trading Days following the date on which the Staff notifies the Company that it has no further comments on the Registration Statement, and (iii) with respect to any additional Registration Statements required to be filed pursuant to Section 2(b), the Effectiveness Deadline specified in Section 2(b).

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(e) “Filing Deadline” means thirty-five (35) days after the Closing Date. If the Filing Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Filing Deadline shall be extended to the next business day on which the SEC is open for business.

(f) “Investor” means a Buyer or any transferee or assignee thereof to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 for so long as any of the foregoing continues to hold Registrable Shares.

(g) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(h) “Principal Market” means The OTCQB.

(i) “register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415, and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

(j) “Registrable Shares” means the Common Shares, and any shares of capital stock of the Company issued or issuable with respect to the Common Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event.

(k) “Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering Registrable Shares.

(l) “Required Holders” means holders of at least a majority of the Registrable Shares.

(m) “Rule 415” means Rule 415 promulgated under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.

(n) “SEC” means the United States Securities and Exchange Commission.

(o) “Staff” means the staff of the Division of Corporation Finance at the SEC.

(p) “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time).

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2. Registration.

(a) Mandatory Registration. The Company shall prepare, and, as soon as practicable but in no event later than the Filing Deadline, file with the SEC the Registration Statement on Form S-1 covering the resale by the Investors of the Registrable Shares as of the date the Registration Statement is initially filed with the SEC. The Registration Statement shall contain (except if otherwise directed by the Required Holders or required in order to address comments to the Registration Statement received from the Staff) the “Selling Stockholders” and “Plan of Distribution” sections in substantially the form attached hereto as Exhibit B. The Company shall use its commercially reasonable efforts to have the Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Effectiveness Deadline. By 5:30 p.m. (Eastern time) on the second Business Day following the Effective Date, the Company shall file with the SEC, in accordance with Rule 424 under the 1933 Act, the final prospectus to be used in connection with sales pursuant to such Registration Statement.

(b) Piggyback Registrations. Without limiting any obligation of the Company hereunder or under the Stock Purchase Agreement, if there is not an effective Registration Statement covering all of the Registrable Shares or the prospectus contained therein is not available for use and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering of its Common Stock for its own account or the account of others under the 1933 Act of any of its equity securities (other than in connection with any dividend or distribution reinvestment or similar plan or on Form S-4, F-4 or Form S-8 (each as promulgated under the 1933 Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business, other business combination or equity securities issuable in connection with the Company’s stock or stock option or other employee benefit arrangement) (a “Piggyback Registration”), then the Company shall deliver to each Investor a written notice of such determination no later than twenty (20) days prior to the filing of such registration statement and if any such Investor shall so request in writing within ten (10) days after the Company’s notice has been given to such Investor, the Company shall include in such registration statement all or any part of such Registrable Shares such Investor requests to be registered; provided, however, the Company shall not be required to register any Registrable Shares pursuant to this Section 2(b) that are eligible for resale, or have been resold, pursuant to Rule 144 without restriction (including, without limitation, volume restrictions) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable) or that are the subject of a then-effective Registration Statement.

If a Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company and the managing underwriter advises the Company and the holders of Registrable Shares (if any holders of Registrable Shares have elected to include Registrable Shares in such Piggyback Registration) in writing that in its opinion the number of Common Shares proposed to be included in such registration, including all Registrable Shares and all other Common Shares proposed to be included in such underwritten offering, exceeds the number of Common Shares which can be sold in such offering and/or that the number of Common Shares proposed to be included in any such registration would adversely affect the price per share of the Common Shares to be sold in such offering, the Company shall include in such registration (i) first, the number of Common Shares that the Company proposes to sell; (ii) second, the number of Common Shares requested to be included therein by holders of Common Shares (other than holders of Registrable Shares), allocated among such holders pro rata in such manner as they may agree; and (iii) third, the number of Common Shares requested to be included therein by holders of Registrable Shares, allocated pro rata among all such holders on the basis of the number of Registrable Shares owned by each such holder or in such manner as they may otherwise agree.

If a Piggyback Registration is initiated as an underwritten offering on behalf of a holder of Common Shares other than Registrable Shares, and the managing underwriter advises the Company in writing that in its opinion the number of shares of Common Shares proposed to be included in such registration, including all Registrable Shares and all other Common Shares proposed to be included in such underwritten offering, exceeds the number of Common Shares which can be sold in such offering and/or that the number of Common Shares proposed to be included in any such registration would adversely affect the price per Common Share to be sold in such offering, the Company shall include in such registration (i) first, the number of Common Shares requested to be included therein by the holder(s) requesting such registration and the holders of Registrable Shares, allocated pro rata among such holders on the basis of the number of Common Shares and the number of Registrable Shares, as applicable, owned by all such holders or in such manner as they may otherwise agree; and (ii) second, the Common Shares requested to be included therein by other holders of Common Shares, allocated among such holders in such manner as they may agree.

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If any Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company, the Company shall select the investment banking firm or firms to act as the managing underwriter or underwriters in connection with such offering.

(c) Rule 415; Cutback. If at any time the Staff takes the position that the offering of some or all of the Registrable Shares in a Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the 1933 Act or requires any Investor to be named as an “underwriter”, the Company shall use commercially reasonable efforts to persuade the Staff that the offering contemplated by the Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Investors are “underwriters.” In the event that, despite the Company’s commercially reasonable efforts and compliance with the terms of this Section 2(b) , the Staff refuses to alter its position, the Company shall (i) remove from the Registration Statement, such portion of the Registrable Shares (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Shares as the Staff may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not agree to name any Investor as an “underwriter” in such Registration Statement without the prior written consent of such Investor. Any cut-back of a portion of the Registrable Shares pursuant to this Section 2(b) shall be allocated among the Investors on a pro rata basis, unless the SEC Restrictions otherwise require or provide or the Required Holders otherwise agree. No liquidated damages shall accrue as to any Cut Back Shares until such date as the Company is able to effect the registration of such Cut Back Shares in accordance with any SEC Restrictions (such date, the “Restriction Termination Date” of such Cut Back Shares). In furtherance of the foregoing, each Investor shall provide the Company with prompt written notice of its sale of substantially all of the Registrable Shares under the Registration Statement such that the Company will be able to file one or more additional registration statements covering the Cut Back Shares. From and after the Restriction Termination Date applicable to any Cut Back Shares, all of the provisions of this Section 2 shall again be applicable to such Cut Back Shares; provided, however, that (i) the Filing Deadline for the Registration Statement including such Cut Back Shares shall be ten (10) Business Days after such Restriction Termination Date and (ii) the Effectiveness Deadline with respect to such Cut Back Shares shall be the earlier of (A) sixty (60) days after the Restriction Termination Date and (B) five (5) Trading Days following the date on which the Staff notifies the Company that either (x) such Registration Statement is not subject to review or (y) the Staff has no further comments to such Registration Statement.

(d) Form S-3. The Company undertakes to register the Registrable Shares on Form S-3 as soon as such form is available for use by the Company, provided that if the Registration Statement is on Form S-1, the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Shares has been declared effective by the SEC.

(e) Effect of Failure to Obtain and Maintain Effectiveness of Registration Statement. Subject to Section 2 (b) , if (i) a Registration Statement covering all of the Registrable Shares required to be covered thereby and required to be filed by the Company pursuant to this Agreement is not declared effective by the SEC on or before the Effectiveness Deadline (an “Effectiveness Failure”); or (ii) on any day after the Effective Date sales of all of the Registrable Shares required to be included on such Registration Statement cannot be made (other than (x) during an Allowable Grace Period (as defined in Section 3(n) ) or (y) if the Registration Statement is on Form S-1, for a period of fifteen (15) days following the date on which the Company files a post-effective amendment to incorporate the Company’s Annual Report on Form 10-K) pursuant to such Registration Statement (including, without limitation, because of a failure to keep such Registration Statement effective, failure to disclose such information as is necessary for sales to be made pursuant to such Registration Statement or failure to register a sufficient number of shares of Common Stock) (a “Maintenance Failure”) then, in satisfaction of the damages to any holder of Registrable Shares by reason of any such delay in or reduction of its ability to sell the Common Shares (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each such holder of Registrable Shares relating to such Registration Statement an amount in Common Stock equal to one percent (1.0%) of the aggregate Common Shares purchased of such Investor’s Registrable Shares included in such Registration Statement on each of the following dates: (i) the day of an Effectiveness Failure and on every thirtieth (30th) day thereafter until such Effectiveness Failure is cured; and (ii) the initial day of a Maintenance Failure and on every thirtieth (30th) day thereafter until such Maintenance Failure is cured. The Common Stock to which a holder shall be entitled pursuant to this Section 2 (e) are referred to herein as “Registration Delay Payments.” Registration Delay Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Registration Delay Payments are incurred and (ii) the third Business Day after the event or failure giving rise to the Registration Delay Payments is cured. In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of one percent (1.0%) of such unpaid Registration Delay Payment per month until paid in full. Notwithstanding anything to the contrary herein or in the Stock Purchase Agreement, in no event shall the aggregate amount of Registration Delay Payments exceed, in the aggregate, ten percent (10%) of the aggregate Common Shares purchased.

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3. Related Obligations.

At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a) , 2(b) or 2(d) , the Company will use its commercially reasonable efforts to effect the registration of the Registrable Shares in accordance with the intended method of disposition thereof, and, pursuant thereto, the Company shall have the following obligations:

(a) The Company shall submit to the SEC, within two (2) Business Days after the Company learns that no review of a particular Registration Statement will be made by the Staff or that the Staff has no further comments on a particular Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than 48 hours after the submission of such request. The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investors may sell all of the Registrable Shares covered by such Registration Statement without restriction pursuant to Rule 144 (or any successor thereto) promulgated under the 1933 Act, or (ii) the date on which the Investors shall have sold all of the Registrable Shares covered by such Registration Statement (the “Registration Period”). The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading.

(b) The Company shall (i) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the Rule 424 prospectus used in connection with such Registration Statement as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and (ii) during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Shares covered by such Registration Statement until such time as all of such Registrable Shares shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers as set forth in such Registration Statement.

(c) Upon the request of an Investor, the Company shall furnish to each Investor whose Registrable Shares are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request), and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Shares owned by such Investor.

(d) The Company shall notify each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact necessary to be stated therein to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3 (n) , promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver one copy of such supplement or amendment to each Investor (or such other number of copies as such Investor may reasonably request).

(e) The Company shall use its commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement or the suspension of the qualification of any of the Registrable Shares for sale in any jurisdiction. If such an order or suspension is issued, the Company shall use its commercially reasonable efforts to obtain the withdrawal of such order or suspension at the earliest possible moment, and to notify each Investor who holds Registrable Shares being sold of the issuance of such order and the resolution thereof, or its receipt of notice of the initiation or threat of any proceeding for such purpose.

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(f) If any Investor is required under applicable securities law to be described in the Registration Statement as an “underwriter,” upon the written request of such Investor in connection with such Investor’s due diligence requirements, if any, the Company shall make available for inspection by (i) such Investor and its legal counsel and (ii) one firm of accountants or other agents retained the Investors (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector solely for the purpose of establishing a due diligence defense under underwriter liability under the 1933 Act, and cause the Company’s officers, directors and employees to supply all information in the possession of the Company that any Inspector may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to such Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, nonappealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other Transaction Document. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give, and cause its Inspector to give, prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any Investor) shall be deemed to limit the Investors’ ability to sell Registrable Shares in a manner which is otherwise consistent with applicable laws and regulations.

(g) The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) the disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation by the Company of this Agreement or any other agreement to which the Company is a party. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(h) The Company shall use its commercially reasonable efforts either to cause all of the Registrable Shares covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Shares is then permitted under the rules of such exchange. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3 (h) .

(i) The Company shall cooperate with the Investors who hold Registrable Shares being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Shares to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in the names of such Investors.

(j) If requested by an Investor, the Company shall (i) as soon as practicable, incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Shares, including, without limitation, information with respect to the number of Registrable Shares being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Shares to be sold in such offering; (ii) as soon as practicable, make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement if reasonably requested by an Investor holding any Registrable Shares.

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(k) OMITTED.

(l) The Company shall otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

(m) Within two (2) Business Days after a Registration Statement which covers Registrable Shares is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Shares (with copies to the Investors whose Registrable Shares are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

(n) Notwithstanding anything to the contrary herein, at any time after the Effective Date, the Company may delay the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the board of directors of the Company and its counsel, in the commercially reasonable interest of the Company and, in the opinion of counsel to the Company, otherwise required (a “Grace Period”); provided, that the Company shall promptly (i) notify the Investors in writing of the existence of material, non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material, nonpublic information to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; provided further, such Grace Periods shall not exceed an aggregate of sixty (60) days during any three hundred sixty five (365) day period and the first day of any Grace Period must be at least five (5) Trading Days after the last day of any prior Grace Period (each, an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) or the date referred to in such notice. The provisions of Section 3(d) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by Section 3(d) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor, in accordance with the terms of the Stock Purchase Agreement, in connection with any sale of Registrable Shares with respect to which an Investor has entered into a contract for sale prior to the Investor’s receipt of the notice of a Grace Period and for which the Investor has not yet settled, and deliver a copy of the prospectus included as part of the applicable Registration Statement (unless an exemption from such prospectus delivery requirement exists)..

4. Obligations of the Investors.

(a) At least five (5) Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor’s Registrable Shares included in such Registration Statement, including the number of Registrable Shares such Investor wishes to include in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Shares of a particular Investor that (i) such Investor furnish to the Company such information regarding itself, the Registrable Shares held by it (including the number of Registrable Shares to be included in the Registration Statement) and the intended method of disposition of the Registrable Shares held by it as shall be reasonably required to effect the effectiveness of the registration of such Registrable Shares, and (ii) the Investor shall execute such documents in connection with such registration as the Company may reasonably request.

(b) Each Investor, by such Investor’s acceptance of the Registrable Shares, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Shares from such Registration Statement.

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(c) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(d) or Section 3(e) , such Investor will immediately discontinue disposition of Registrable Shares pursuant to any Registration Statement(s) covering such Registrable Shares until such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(b) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor, in accordance with the terms of the Stock Purchase Agreement, in connection with any sale of Registrable Shares with respect to which an Investor has entered into a contract for sale prior to the Investor’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(d) or Section 3(e) , and for which the Investor has not yet settled.

(d) Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it or an exemption therefrom in connection with sales of Registrable Shares pursuant to the Registration Statement.

5. Expenses of Registration.

All reasonable expenses, other than underwriting discounts and commissions or other charges of any broker-dealer acting on behalf of the Investors, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, shall be paid by the Company.

6. Indemnification.

In the event any Registrable Shares are included in a Registration Statement under this Agreement:

(a) To the fullest extent permitted by law, the Company will, and hereby does agree to indemnify, hold harmless and defend each Investor, the directors, officers, partners, employees and agents of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the “1934 Act”) (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several (collectively, “Claims”), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, to which any of them is subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation (i) by the Company of the 1933 Act, or (ii) solely with respect to Claims indemnifiable pursuant to Section 6(b), the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Shares pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any reasonable and documented legal fees or other reasonable and documented expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification contained in this Section 6(a) shall not apply to: (w) a Claim sought by an Indemnified Person arising out of or based upon a Violation that occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (x) a Claim by an Indemnified Person arising out of or based on the use by an Investor of an outdated or defective prospectus after the Company has notified such Investor in writing that the prospectus is outdated or defective; (y) a Claim by an Indemnified Person arising out of or based on an Investor’s (or any other Indemnified Person’s) failure to send or give a copy of the prospectus or supplement (as then amended or supplemented), if required (and not exempted) to the Persons asserting an untrue statement or omission or alleged untrue statement or omission at or prior to the written confirmation of the sale of Registrable Shares; or (z) amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed.

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(b) In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a) , the Company, each of its directors, officers and employees, each of the other holders of the Company’s securities covered by such Registration Statement and each Person, if any, who controls the Company or any other such Person within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Party”), against any Claims to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claims arise out of or are based upon any Violation that occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement (or any amendment thereof or supplement thereto) (it being understood that the Investor has approved Exhibit B hereto for this purpose) and, subject to Section 6(c) , such Investor shall reimburse the Indemnified Party for any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnification contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim, to the extent settled for cash, if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Shares pursuant to such Registration Statement.

(c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for all such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the Indemnified Person or Indemnified Party, as applicable, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority in interest of the Registrable Shares included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or proceeding or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person that relates to such action or proceeding or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation and such settlement shall not include any admission as to fault on the part of the Indemnified Party. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action or proceeding shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action or proceeding as a result of such failure.

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(d) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received.

(e) The indemnity agreements contained herein shall be in addition to any liabilities the indemnifying party may be subject to pursuant to the law.

7. Contribution.

To the extent any indemnification contemplated hereby by an indemnifying party is prohibited or limited by applicable law, the indemnifying party shall to the extent permitted by applicable law contribute to the amount paid or payable by such Indemnified Person or Indemnified Party as a result of such Claim in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the Indemnified Person or Indemnified Party, on the other, in connection with such Violation. The relative fault of the indemnifying party, on the one hand and of the Indemnified Person or Indemnified Party, on the other hand, shall be determined by a court of law by reference to, among other things, whether the Violation relates to information supplied or actions undertaken by the indemnifying party, on the one hand, or by the Indemnified Person or Indemnified Party, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such Violation; provided, that in no event shall any contribution by an Investor hereunder exceed the amount of net proceeds to such Investor of the Registrable Shares sold in any such Registration Statement. The amount paid or payable by a party as a result of any Claim shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in Section 6 was available to such party in accordance with its terms. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Investors’ obligations to contribute pursuant to this Section 7 are several and not joint.

8. Reports Under the 1934 Act.

With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees to:

(a) make and keep adequate current public information(within the meaning of Rule 144) available during the Registration Period;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act so long as the Company remains subject to such requirements, during the Registration Period; and

(c) furnish to each Investor so long as such Investor owns Registrable Shares, promptly upon request during the Registration Period, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144 and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

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9. Assignment of Registration Rights.

The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of such Investor’s Registrable Shares if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act or applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Stock Purchase Agreement.

10. Amendment of Registration Rights.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Holders; provided that any such amendment or waiver that complies with the foregoing but that disproportionately, materially and adversely affects the rights and obligations of any Investor relative to the comparable rights and obligations of the other Investors shall require the prior written consent of such adversely affected Investor. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Shares. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration is also offered to all of the parties to this Agreement.

11. Miscellaneous.

(a) If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Shares, the Company shall act upon the basis of instructions, notice or election received from such record owner of such Registrable Shares.

(b) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); (iii) when sent, if sent by electronic mail; or (iv) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses, facsimile numbers and email addresses for such communications shall be:

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If to the Company:

Midwest Energy Emissions Corp.

670 D Enterprise Drive

Lewis Center, OH 43035

Telephone: (614) 505-6995

Facsimile:
Attention: Rich Gross

Email: rgross@midwestemissions.com

With a copy (for informational purposes only) to:

Kaye Cooper Kay & Rosenberg, LLP

30A Vreeland Road, Suite 230

Florham Park, NJ 07932

Telephone: (973) 443.0670
Facsimile: (973) 443.0609

Attention: David Kaye

E-mail: dmkaye@kcfkr.com

and

Kleinberg, Kaplan, Wolff & Cohen, P.C.

551 Fifth Avenue, 18th Floor

New York, NY 10176

Telephone: (212) 880-9869
Facsimile: (212) 986-8866

Attention: Jonathan Ain

E-mail: jain@kkwc.com

If to the Transfer Agent:

Transfer Online, Inc.

512 SE Salmon Street

Portland, OR 97214

Telephone: (503) 227.2950

Facsimile: (503) 227.6874

Attention: Carolyn Hall

E-mail: carolyn@transferonline.com

If to any Buyer:

At the address of such Buyer set forth on Exhibit A to the Stock Purchase Agreement

With a copy to:

Sichenzia Ross Ference Kesner LLP

61 Broadway, 32nd Floor

New York, NY 10006

Telephone: (212) 930-9700
Facsimile: (212) 930-9725

Attention: Gregory Sichenzia

E-mail: gsichenzia@srff.com

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Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine or email containing the time, date, recipient facsimile number or recipient electronic email address, as applicable, and an image of the first page of such transmission, if applicable, or (C) provided by a courier or overnight courier service, shall be rebuttable evidence of personal service, receipt by facsimile, receipt by email or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii), (iii) or (iv) above, as applicable.

(c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(d) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(e) If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(f) This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter, except for, and as provided in the Transaction Documents.

(g) Subject to the requirements of Section 9 , this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

(h) The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

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(i) This Agreement and any amendments hereto may be executed and delivered in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when counterparts have been signed by each party hereto and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature to this Agreement or any amendment hereto is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof. No party hereto shall raise the use of a facsimile machine or e-mail delivery of a “.pdf” format data file to deliver a signature to this Agreement or any amendment hereto or the fact that such signature was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a “.pdf” format data file as a defense to the formation or enforceability of a contract and each party hereto forever waives any such defense.

(j) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k) All consents and other determinations required to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Required Holders.

(l) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

(m) This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(n) The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor hereunder. Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

* * * * * *

[Signature Page Follows]

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IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:

MIDWEST ENERGY EMISSIONS CORP.

By:
Name:
Title:

COMPANY SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

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IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYER:

INDIVIDUAL INVESTOR: _________________________________________ (print name) _________________________________________ (signature)

PARTNERSHIP, CORPORATION, TRUST, LIMITED LIABILITY COMPANY, CUSTODIAL ACCOUNT, OR OTHER INVESTOR:

__________________________________________

(print name of entity)

By: _______________________________________

(signature of person signing on
behalf of entity)

Name: ____________________________________

Title: _____________________________________

Address for Notice:

_____________________________________

____________________________________

____________________________________

Tel: _________________________________

Fax:_________________________________

Email:________________________________

Address for Notice:

_____________________________________

_____________________________________

_____________________________________

Tel: __________________________________

Fax:__________________________________

Email: ________________________________

BUYER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

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EXHIBIT A

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

Transfer Online, Inc.

512 SE Salmon Street

Portland, OR 97214

Attention: Carolyn Hall

Re: Midwest Energy Emissions Corp.

Ladies and Gentlemen:

[We are][I am] counsel to Midwest Energy Emissions Corp., a Delaware corporation (the “Company”), and have represented the Company in connection with that certain Stock Purchase Agreement, dated as of November ☐, 2016 (the “Stock Purchase Agreement”), entered into by and among the Company and the buyers named therein (collectively, the “Holders”) pursuant to which the Company issued to the Holders shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) (the shares of Common Stock issuable pursuant to the terms of the Stock Purchase Agreement, collectively, the “Common Shares”). Pursuant to the Stock Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the “Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the resale of the Registrable Shares (as defined in the Registration Rights Agreement), including the Common Shares issuable pursuant to the Stock Purchase Agreement under the Securities Act of 1933, as amended (the “1933 Act”). In connection with the Company’s obligations under the Registration Rights Agreement, on ____________ ___, 201__, the Company filed a Registration Statement on Form S-__ (File No. 333-_____________) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the Registrable Shares that names each of the Holders as a selling shareholder thereunder.

In connection with the foregoing, [we][I] advise you that a member of the SEC’s staff has advised [us][me] by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and [we][I] have no knowledge, after telephonic inquiry[1] of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Shares are available for resale under the 1933 Act pursuant to the Registration Statement.

Very truly yours, [ISSUER’S COUNSEL] By:_____________________

CC: [LIST NAMES OF HOLDERS]

_____________________________________

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EXHIBIT B

FORM OF SELLING STOCKHOLDERS

The shares of common stock being offered by the selling stockholders are those previously issued to the selling stockholders. For additional information regarding the issuance of the common stock, see “Private Placement of Common Shares” above. We are registering the shares of common stock in order to permit the selling stockholders to offer the shares for resale from time to time. [Except for the ownership of the shares of common stock, the selling stockholders have not had any material relationship with us within the past three years.]

The table below lists the selling stockholders and other information regarding the beneficial ownership of the shares of common stock by each of the selling stockholders. The second column lists the number of shares of common stock beneficially owned by each selling shareholder, based on its ownership of the shares of common stock and the warrants, as of , 20☐.

The third column lists the shares of common stock being offered by this prospectus by the selling stockholders.

In accordance with the terms of registration rights agreement with the holders of the shares of common stock, this prospectus generally covers the resale of the number of shares of common stock issued. The fourth column assumes the sale of all of the shares offered by the selling stockholders pursuant to this prospectus.

Name of Selling Stockholder	Number of Shares Owned Prior to Offering	Maximum Number of Shares to be Sold Pursuant to this Prospectus	Number of Shares Owned After Offering

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PLAN OF DISTRIBUTION

We are registering the shares of common stock previously issued to permit the resale of these shares of common stock by the holders of the common stock from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling stockholders of the shares of common stock. We will bear all fees and expenses incident to our obligation to register the shares of common stock.

The selling stockholders may sell all or a portion of the shares of Common Stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of Common Stock are sold through underwriters or broker- dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent’s commissions. The shares of Common Stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions,

·          on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

·          in the over-the-counter market;

·          in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

·          through the writing of options, whether such options are listed on an options exchange or otherwise;

·          ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

·          block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

·          purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

·          an exchange distribution in accordance with the rules of the applicable exchange;

·          privately negotiated transactions;

·          short sales;

·          sales pursuant to Rule 144;

·          broker-dealers may agree with the selling securityholders to sell a specified number of such shares at a stipulated price per share;

·          a combination of any such methods of sale; and

·          any other method permitted pursuant to applicable law.

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If the selling stockholders effect such transactions by selling shares of Common Stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the shares of Common Stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the shares of Common Stock or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of Common Stock in the course of hedging in positions they assume. The selling stockholders may also sell shares of Common Stock short and deliver shares of Common Stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling stockholders may also loan or pledge shares of Common Stock to broker-dealers that in turn may sell such shares.

The selling stockholders may pledge or grant a security interest in some or all of the shares of Common Stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of Common Stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended, amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer and donate the shares of Common Stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling stockholders and any broker-dealer participating in the distribution of the shares of Common Stock may be deemed to be “underwriters” within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the shares of Common Stock is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of shares of Common Stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling stockholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

Under the securities laws of some states, the shares of Common Stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of Common Stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling stockholder will sell any or all of the shares of Common Stock registered pursuant to the registration statement, of which this prospectus forms a part.

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The selling stockholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of Common Stock by the selling stockholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of Common Stock to engage in market-making activities with respect to the shares of Common Stock. All of the foregoing may affect the marketability of the shares of Common Stock and the ability of any person or entity to engage in market-making activities with respect to the shares of Common Stock.

We will pay all expenses of the registration of the shares of Common Stock pursuant to the registration rights agreement, estimated to be $[—] in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “Blue Sky” laws; provided, however, that a selling stockholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling stockholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreement, or the selling stockholders will be entitled to contribution. We may be indemnified by the selling stockholders against liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling stockholder specifically for use in this prospectus, in accordance with the related registration rights agreement, or we may be entitled to contribution.

Once sold under the registration statement, of which this prospectus forms a part, the shares of Common Stock will be freely tradable in the hands of persons other than our affiliates.

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